UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 22, 2008, Rainier Pacific Financial Group, Inc. issued its earnings release for the quarter ended September 30, 2008.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)             Exhibits

99.1           Press Release of Rainier Pacific Financial Group, Inc. dated October 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: October 22, 2008	/s/ John A. Hall
John A. Hall
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT 99.1

For more information, contact:
John Hall: (253) 926-4007
jhall@rainierpac.com
**For Immediate Release**	or
Vic Toy: (253) 926-4038
vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc.
Reports Third Quarter Results

Tacoma, Washington – October 22, 2008 – Rainier Pacific Financial Group, Inc. (the “Company”) (NASDAQ GM: RPFG) announced today its third quarter results for the period ended September 30, 2008.  The Company recognized a net loss of $3.0 million, or $0.49 per diluted share, for the quarter ended September 30, 2008, compared to net income of $1.1 million, or $0.18 per diluted share, for the same period in 2007.  The net loss of $3.0 million for the third quarter was primarily attributable to the Company recording a $6.0 million (pre-tax) provision for loan losses, as a result of further deterioration in the underlying collateral values associated with its portfolio of residential construction and builder loans.  This action increased the Company’s allowance for loan losses to 2.10% of total loans, or $13.9 million, at September 30, 2008, compared to $8.3 million at June 30, 2008, or 1.25% of total loans.

For the nine months ended September 30, 2008, the Company’s net loss was $489,000, or $0.08 per diluted share, compared to net income of $2.9 million, or $0.49 per diluted share, for the same nine month period in 2007.

The Company’s decision to increase the provision for loan losses was prompted by continued slowness in single-family home sales, declining real estate valuations, and the increased level of non-performing real estate construction loans.  During the quarter ended September 30, 2008, the Company classified an additional $17.8 million of real estate construction loans as non-performing and placed the loans on non-accrual status.  These loans were classified as a result of cash flow problems experienced by local residential builders during the quarter resulting in their inability to fully meet the debt service requirements of the loans.  As a result of these additional classifications, a total of $31.8 million in loans were classified as non-performing loans (i.e., loans 90 day or more past due or non-accrual loans) as of September 30, 2008, representing 4.78% of total loans, and consisted of $20.4 million in developed one- to four-family residential lots, $6.9 million in one- to four-family residential construction loans with houses in varying states of completion, and $3.9 million in land for future development.  Other non-performing loans at September 30, 2008 comprised of consumer, home equity, commercial business loans totaled $530,000, compared to a combined total of these types of loans of $415,000 at June 30, 2008.  Based upon its analysis of the $31.8 million of non-performing loans at September 30, 2008, the Company established a $6.5 million specific allocation of the allowance for loan losses to these loans.

Non-performing assets, which include the previously mentioned non-performing loans, along with repossessed assets and other real estate owned, were $31.9 million, or 3.79% of total assets at September 30, 2008, compared to $14.3 million, or 1.65% of total assets, at June 30, 2008, and $220,000, or 0.02% of total assets, at September 30, 2007.

The ratio of loans more than 30 days delinquent as a percentage of total loans increased to 3.92% at September 30, 2008, compared to 1.07% and 0.28% at June 30, 2008 and September 30, 2007, respectively.  Net charge-offs were $328,000 for the quarter ended September 30, 2008, compared to $258,000 for the quarter ended June 30, 2008 and $242,000 for the quarter ended September 30, 2007.

The Company’s revenue, (i.e., net interest income before provision for loan losses plus non-interest income) for the quarter ended September 30, 2008 was $8.6 million, compared to $9.1 million for the same period a year ago.  Net interest income before the provision for loan losses for the quarter ended September 30, 2008 was $6.2 million, compared to $6.7 million for the same period a year ago.  For the quarter ended September 30, 2008, the Company’s net interest margin was 3.06%, compared to 3.13% and 3.20% for the quarters ended June 30, 2008 and September 30, 2007, respectively.  The yield on the Company’s interest-earning assets was 6.15% for the quarter ended September 30, 2008, compared to 6.32% and 6.94% for the quarters ended June 30, 2008 and September 30, 2007.  For the quarter ended September 30, 2008, the Company’s cost of interest-bearing liabilities was 3.34%, compared to 3.51% and 4.15% for the quarters ended June 30, 2008 and September 30, 2007, respectively.

Non-interest income for the quarter ended September 30, 2008 was $2.5 million, or $67,000 more than the $2.4 million during the same period in 2007, primarily due to an increase in gains generated on the sale of single-family mortgages.  For the nine months ended September 30, 2008, non-interest income was $7.9 million, or $900,000 more than the $7.0 million earning during the same period in 2007.

Non-interest expenses were $7.0 million for the quarter ended September 30, 2008, or $327,000 less than the $7.3 million during the same period in 2007, as the Company continued to effectively manage its operating expenses.  For the nine months ended September 30, 2008, non-interest expenses were $20.9 million, or $700,000 less than the $21.6 million incurred during the same period in 2007.

During the third quarter, the Company continued to price customer deposits conservatively to manage the Company’s overall funding costs.  For the quarter ended September 30, 2008, the average cost of interest-bearing deposits declined to 2.56%, compared to 2.84% for the quarter ended June 30, 2008 and 3.81% for the quarter ended September 30, 2007.  Total deposits were relatively unchanged at $464.1 million at September 30, 2008, compared to $463.7 million at June 30, 2008 and $460.9 million at September 30, 2007.  Core deposits (comprised of checking, savings, money market, and individual retirement accounts) were $248.0 million, or 53.4% of total deposits at September 30, 2008, compared to $236.4 million, or 51.3% of total deposits at September 30, 2007.  Brokered deposit balances were $64.7 million at September 30, 2008, compared to $61.2 million at June 30, 2008 and $51.0 million at September 30, 2007.

Total loans were $664.2 million at September 30, 2008, compared to $664.0 million at June 30, 2008 and $633.3 million at September 30, 2007.  For the quarter ended September 30, 2008, the yield on loans was 6.39%, compared to 6.80% and 7.53% for the quarters ended June 30, 2008 and September 30, 2007, respectively.  Total loan originations were $36.4 million during the quarter ended September 30, 2008, compared to $46.1 million for the same quarter a year ago.  At September 30,

2008, the loan portfolio consisted of 37.4% commercial real estate loans, 21.3% multi-family real estate loans, 12.9% land development and real estate construction loans, 9.9% one- to four-family real estate loans, 6.7% consumer loans (excluding home equity loans), 6.4% home equity loans, and 5.4% commercial business loans.

The Company sold $11.8 million of fixed-rate one- to four-family residential loans during the quarter ended September 30, 2008, which generated $190,000 in net gains, compared to $5.1 million in loan sales and $60,000 in net gains during the same period in 2007.  The portfolio of loans serviced for others increased to $135.5 million at September 30, 2008, compared to $127.8 million and $113.3 million at June 30, 2008 and September 30, 2007, respectively.

The investment securities portfolio (excluding $13.7 million in Federal Home Loan Bank of Seattle stock holdings) at September 30, 2008 was $102.5 million, compared to $132.0 million at June 30, 2008 and $185.7 million at September 30, 2007.  The investment securities portfolio contains $58.8 million ($108.3 million par value) of trust preferred pooled securities issued by FDIC-insured financial institutions and insurance companies, $31.9 million of mortgage backed securities, and $11.8 million of municipal bonds.  All of the trust preferred securities are investment grade collateralized debt obligations, have paid as agreed, and are classified as available for sale.  The current credit and liquidity crisis being experienced in the financial markets over recent calendar quarters has reduced the demand for the securities, resulting in an illiquid market and significant difficulty in determining the securities’ fair value.  While some of the issuers of the trust preferred securities have reported weaker financial performance since the Company’s acquisition of these securities, the majority of these issuers continue to possess acceptable credit risk in management’s opinion.  Based upon management’s evaluation of the underlying issuers and the cash flows of the underlying debt obligations, these securities were determined to be temporarily impaired and their fair value was estimated by management to be $58.8 million, or 54.3% of unamortized cost, as of September 30, 2008.  Under U.S. generally accepted accounting principles, the Company has reflected the temporary market value change of the available for sale portfolio, as an unrealized loss of $49.7 million (pre-tax) or $32.8 million net of income tax benefit, as a component of shareholders’ equity (i.e., accumulated other comprehensive loss).  This unrealized loss does not affect the cash flows or regulatory capital of the Company.  Management closely monitors these securities for changes in credit risk, and the Company has the intent and ability to hold these securities until the market value recovers or they mature.  Management does not consider the impairment of these securities to be other than temporary.  It should be noted, however, that should market conditions deteriorate and the Company determines that all or a portion of its trust preferred pooled securities portfolio are “other than temporarily impaired,” it could have a material adverse affect on the Company’s future earnings, shareholders’ equity, and regulatory capital.

Total shareholders’ equity at September 30, 2008 was $57.5 million, compared to $75.5 million at June 30, 2008 and $89.6 million at September 30, 2007.  The decline in shareholders’ equity was due primarily to the mark-to-market value adjustment to the Company’s portfolio of investment securities.  During the quarter ended September 30, 2008, the Company purchased and retired 22,350 shares of its outstanding shares of common stock at an average price of $8.21 per share.  At September 30, 2008, the Company had the authority to purchase an additional 48,040 shares of common stock under its currently approved stock repurchase program.

The Company’s capital ratio (i.e., equity divided by assets) was 6.84% at September 30, 2008, compared to 8.68% and 9.88% at June 30, 2008 and December 31, 2007, respectively.  Tangible equity to assets was 6.46% at September 30, 2008, compared to 8.30% and 9.48% at June 30, 2008 and December 31, 2007, respectively.  As of September 30, 2008, the Bank remained categorized “well capitalized” under regulatory standards with a total risk-based capital ratio of 12.11%.

The Company’s book value and tangible book value per share as of September 30, 2008 were $9.50 and $8.97 per share, respectively, based upon 6,054,391 outstanding shares of common stock.  The number of outstanding shares includes 48,587 restricted shares granted to participants under the Company’s 2004 Management Recognition Plan that have not yet vested or were not ratably earned, and excludes 339,341 unallocated shares held by the Rainier Pacific 401(k) Employee Stock Ownership Plan.

“While the current economic, and unusually difficult credit and liquidity conditions, continue to place pressure on the financial services industry, the core fundamentals of Rainier Pacific’s underlying business remains stable, and our capital position continues to meet the “well-capitalized” regulatory standards.  Despite the severity of the current market conditions, our non-performing loans are concentrated in only a handful of banking relationships, and we have not experienced any significant deterioration in other areas of our loan portfolio.  With a total exposure of only 13% of our total loan portfolio in real estate development and construction loans, along with this quarter’s significant provision for loan losses, we believe we are well-positioned to manage through the credit quality challenges of this portfolio in the current difficult operating environment,” said John A. Hall, President and CEO.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington-based state-chartered savings bank operating 14 full-service locations in the Tacoma-Pierce County and City of Federal Way market areas.

For additional information, visit Rainier Pacific’s website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision.  These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, the credit risk of lending activities, including changes in the level and trend of loan delinquencies and write-offs; results of examinations by our banking regulators; interest rate fluctuations; economic conditions in the Company’s primary market area; ability of the issuers of trust preferred securities to repay the obligations, demand for residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.  Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.  The Company undertakes no responsibility to update or revise any forward-looking statement.

Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Condition
(Dollars in Thousands)

ASSETS
	At September 30,	At June 30,	At December 31,
	2008	2008	2007

Cash and cash equivalents	$8,070	$11,832	$8,724
Interest-bearing deposits with banks	15	539	90
Securities available-for-sale	65,993	94,056	131,287
Securities held-to-maturity (fair value atSeptember 30, 2008: $35,650; at June 30, 2008: $37,226; and at December 31, 2007: $45,541)	36,516	37,946	45,756
Federal Home Loan Bank of Seattle (“FHLB”) stock, at cost	13,712	13,712	13,712

Loans	664,247	663,974	637,000
Less: allowance for loan losses	(13,943)	(8,271)	(8,079)
Loans, net	650,304	655,703	628,921

Premises and equipment, net	33,826	34,286	33,813
Accrued interest receivable	3,378	3,400	3,980
Other assets	28,835	19,139	12,581

TOTAL ASSETS	$840,649	$870,613	$878,864

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Deposits
Non-interest bearing	$40,526	$40,736	$33,924
Interest-bearing	423,530	422,989	427,563
Total deposits	464,056	463,725	461,487

Borrowed funds	308,500	324,238	320,454
Corporate drafts payable	4,492	2,110	2,510
Accrued compensation and benefits	1,269	969	1,758
Other liabilities	4,824	4,022	5,835

TOTAL LIABILITIES	783,141	795,064	792,044

SHAREHOLDERS’ EQUITY:
Common stock, no par value: 49,000,000 shares authorized; 6,399,390 shares issued and 6,011,462 shares outstanding at September 30, 2008; 6,421,940 shares issued and 6,002,202 shares outstanding at June 30, 2008; and 6,466,633 shares issued and 5,977,645 shares outstanding at December 31, 2007	50,689	50,636	50,458
Unearned Employee Stock Ownership Plan (“ESOP”) shares	(3,393)	(3,563)	(3,903)
Accumulated other comprehensive loss, net of tax	(32,783)	(17,921)	(4,575)
Retained earnings	42,995	46,397	44,840

TOTAL SHAREHOLDERS’ EQUITY	57,508	75,549	86,820

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$840,649	$870,613	$878,864

Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Operations
(Dollars in Thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2008	2007		2008	2007
INTEREST INCOME
Loans	$10,666	$12,127		$33,134	$35,371
Securities available-for-sale	1,304	2,015		4,437	6,099
Securities held-to-maturity	398	527		1,269	1,638
Interest-bearing deposits	-	28		33	108
FHLB dividends	48	21		130	55
Total interest income	12,416	14,718		39,003	43,271
INTEREST EXPENSE
Deposits	2,735	4,104		9,301	12,268
Borrowed funds	3,527	3,881		10,567	11,465
Total interest expense	6,262	7,985		19,868	23,733
Net interest income	6,154	6,733		19,135	19,538
PROVISION FOR LOAN LOSSES	6,000	150		6,700	450
Net interest income after provision for loan losses	154	6,583		12,435	19,088
NON-INTEREST INCOME
Deposit service fees	958	906		2,705	2,611
Loan service fees	310	381		912	1,019
Insurance service fees	598	552		1,677	1,717
Investment service fees	147	189		432	446
Real estate lease income	270	298		778	863
Gain on sale of securities, net	1	-		12	-
Gain on sale of loans, net	190	60		875	262
Loss on sale of other real estate owned	(32)	-		(25)	-
Gain (loss) on sale of premises and equipment, net	-	1		(1)	11
Other operating income	37	25		536	69
Total non-interest income	2,479	2,412		7,901	6,998
NON-INTEREST EXPENSE
Compensation and benefits	4,044	4,237		12,146	12,298
Office operations	990	1,006		2,882	2,948
Occupancy	572	649		1,802	1,908
Loan servicing	127	130		359	369
Outside and professional services	283	250		979	940
Marketing	260	278		762	810
Other operating expenses	746	799		1,950	2,287
Total non-interest expense	7,022	7,349		20,880	21,560

INCOME BEFORE PROVISION (BENEFIT) FOR FEDERAL INCOME TAX	(4,389)	1,646		(544)	4,526

PROVISION (BENEFIT) FOR FEDERAL INCOME TAX	(1,439)	574		(55)	1,582

NET INCOME (LOSS)	$(2,950)	$1,072		$(489)	$2,944

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(0.49)	$0.18		$(0.08)	$0.49
Diluted	$(0.49)	$0.18		$(0.08)	$0.49
Weighted average shares outstanding – Basic	5,998,207 (1)	5,983,586	(2)	5,989,822 (1)	5,985,043	(2)
Weighted average shares outstanding – Diluted	5,998,207	5,983,586		5,989,822	6,027,478

(1)
Weighted average shares outstanding – Basic includes 277,513 vested and ratably earned shares of the 326,100 restricted shares granted and issued under the 2004 Management Recognition Plan (“MRP”), net of forfeited shares.

(2)	Weighted average shares outstanding – Basic includes 212,593 vested and ratably earned shares of the 327,700 restricted shares granted and issued under the MRP, net of forfeited shares.

Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Operations
(Dollars in Thousands, except per share data)

	Three Months Ended
	September 30, 2008	June 30, 2008		March 31, 2008		December 31, 2007
INTEREST INCOME
Loans	$10,666	$11,191		$11,277		$11,808
Securities available-for-sale	1,304	1,276		1,857		2,102
Securities held-to-maturity	398	420		451		512
Interest-bearing deposits	-	6		27		23
FHLB dividends	48	48		34		27
Total interest income	12,416	12,941		13,646		14,472
INTEREST EXPENSE
Deposits	2,735	2,979		3,587		3,960
Borrowed funds	3,527	3,524		3,516		3,751
Total interest expense	6,262	6,503		7,103		7,711
Net interest income	6,154	6,438		6,543		6,761
PROVISION FOR LOAN LOSSES	6,000	550		150		150
Net interest income after provision for loan loss	154	5,888		6,393		6,611
NON-INTEREST INCOME
Deposit service fees	958	908		839		885
Loan service fees	310	287		315		295
Insurance service fees	598	529		550		595
Investment service fees	147	121		164		134
Real estate lease income	270	262		246		249
Gain on sale of securities, net	1	-		11		-
Gain on sale of loans, net	190	450		235		117
Gain (loss) on sale of other real estate owned	(32)	7		-		-
Gain (loss) on sale of premises and equipment, net	-	(1)		-		(1)
Other operating income	37	38		461		354
Total non-interest income	2,479	2,601		2,821		2,628
NON-INTEREST EXPENSE
Compensation and benefits	4,044	4,042		4,060		4,043
Office operations	990	937		955		1,014
Occupancy	572	616		614		672
Loan servicing	127	123		109		129
Outside and professional services	283	248		448		426
Marketing	260	218		284		226
Other operating expenses	746	716		488		943
Total non-interest expense	7,022	6,900		6,958		7,453

INCOME BEFORE PROVISION (BENEFIT) FOR FEDERAL INCOME TAX	(4,389)	1,589		2,256		1,786

PROVISION (BENEFIT) FOR FEDERAL INCOME TAX	(1,439)	572		812		876

NET INCOME (LOSS)	$(2,950)	$1,017		$1,444		$910

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(0.49)	$0.17		$0.24		$0.15
Diluted	$(0.49)	$0.17		$0.24		$0.15
Weighted average shares outstanding – Basic	5,998,207 (1)	5,987,866	(2)	5,983,393	(3)	5,979,580	(4)
Weighted average shares outstanding – Diluted	5,998,207	5,987,866		5,983,393		5,979,580

(1)	Weighted average shares outstanding – Basic includes 277,513 vested and ratably earned shares of the 326,100 restricted shares granted and issued under the MRP, net of forfeited shares.

(2)	Weighted average shares outstanding – Basic includes 262,877 vested and ratably earned shares of the 326,300 restricted shares granted and issued under the MRP, net of forfeited shares.

(3)	Weighted average shares outstanding – Basic includes 245,972 vested and ratably earned shares of the 326,300 restricted shares granted and issued under the MRP, net of forfeited shares.

(4)	Weighted average shares outstanding – Basic includes 228,175 vested and ratably earned shares of the 326,900 restricted shares granted and issued under the MRP, net of forfeited shares.

Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
(Dollars in Thousands)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Loan portfolio composition:
Real estate:
One- to four-family residential	$65,997	$75,879	$84,211	$76,882	$78,621
Five or more family residential	141,449	146,050	148,991	149,080	149,474
Commercial	248,243	245,522	223,076	212,901	214,130
Total real estate	455,689	467,451	456,278	438,863	442,225
Real estate construction:
One- to four-family residential	79,120	79,581	78,607	73,114	70,867
Five or more family residential	471	-	-	1,839	2,019
Commercial	5,991	4,032	4,157	3,827	1,834
Total real estate construction	85,582	83,613	82,764	78,780	74,720
Consumer:
Automobile	13,409	15,621	18,027	20,798	23,711
Home equity	42,660	42,344	43,980	45,293	44,537
Credit cards	22,793	22,063	22,120	23,172	22,601
Other	8,123	7,962	7,812	7,411	7,383
Total consumer	86,985	87,990	91,939	96,674	98,232
Commercial business	35,991	24,920	24,643	22,683	18,142
Subtotal	664,247	663,974	655,624	637,000	633,319
Less: Allowance for loan losses	(13,943)	(8,271)	(7,979)	(8,079)	(8,142)
Total loans, net	$650,304	$655,703	$647,645	$628,921	$625,177
Sold loans, serviced for others	$135,496	$127,824	$115,214	$114,629	$113,306
Non-performing assets:
Loans 90 days or more past due or non-accrual loans (1):
Real estate	$-	$-	$-	$-	$-
Real estate construction	31,243	13,461	-	-	-
Consumer	242	415	426	497	197
Commercial business	288	-	-	-	-
Repossessed assets	-	-	6	49	23
Other real estate owned	103	446	1,222	-	-
Total non-performing assets	$31,876	$14,322	$1,654	$546	$220
Loans greater than 30 days delinquent (1)	$26,049	$7,091	$1,678	$2,125	$1,762
Loans greater than 30 days delinquent as a percentage of loans	3.92%	1.07%	0.26%	0.33%	0.28%
Non-performing loans as a percentage of loans	4.78%	2.09%	0.06%	0.08%	0.03%
Non-performing assets as a percentage of assets	3.79%	1.65%	0.19%	0.06%	0.02%
Allowance for loan loss as a percentage of non-performing loans	43.88%	59.61%	1,873.00%	1,625.55%	4,132.99%
Allowance for loan loss as a percentage of non-performing assets	43.74%	57.75%	482.41%	1,479.67%	3,700.91%
Allowance for loan loss as a percentage of total loans	2.10%	1.25%	1.22%	1.27%	1.29%

Core deposits (all deposits, excluding CDs)	$247,990	$238,271	$229,401	$226,743	$236,411
Non-core deposits (CDs)	216,066	225,454	241,971	234,744	224,506
Total deposits	$464,056	$463,725	$471,372	$461,487	$460,917
Loans/Deposits	143.14%	143.18%	139.09%	138.03%	137.40%
Equity/Assets	6.84%	8.68%	9.56%	9.88%	10.16%
Tangible Equity/Assets	6.46%	8.30%	9.18%	9.48%	9.80%

(1)  The Company may classify selected loans as non-accrual although the contractual payments on the loans are not past due, based upon other factors or characteristics known to the Company relating to the loan or the borrower.  Therefore, the amount of loans reported as “90 days or more past due or non-accrual loans” may exceed the amount of loans reported as “greater than 30 days delinquent”.

Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
(Dollars in Thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Loan growth (decline)	0.04%	(2.17%)	4.28%	(0.95%)
Deposit growth (decline)	0.07%	0.13%	0.56%	0.76%
Equity growth (decline)	(23.88%)	(0.30%)	(33.76%)	2.06%
Asset growth (decline)	(3.44%)	(2.50%)	(4.35%)	(2.26%)

Loans originated	$36,390	$46,053	$182,911	$147,490
Loans sold	$11,765	$5,127	$48,221	$17,504
Loans charged-off, net	$328	$242	$836	$590

Increase in non-interest income	2.78%	4.73%	12.90%	6.92%
Decrease in non-interest expense	(4.45%)	0.52%	(3.15%)	(0.62%)
Net charge-offs to average loans	0.20%	0.15%	0.17%	0.12%
Efficiency ratio	81.34%	80.36%	77.23%	81.25%
Return on assets	(1.37%)	0.48%	(0.08%)	0.44%
Return on equity	(17.05%)	4.78%	(0.83%)	4.40%

Interest-earning assets:
Yield on loans	6.39%	7.53%	6.77%	7.35%
Yield on investments	5.41%	5.41%	5.25%	5.36%
Yield on FHLB stock	1.40%	0.60%	1.27%	0.53%
Yield on interest-earning assets	6.15%	6.94%	6.40%	6.78%

Interest-bearing liabilities:
Cost of deposits	2.56%	3.81%	2.95%	3.84%
Cost of borrowed funds	4.37%	4.58%	4.38%	4.49%
Cost of interest-bearing liabilities	3.34%	4.15%	3.57%	4.13%
Net interest rate spread	2.81%	2.79%	2.83%	2.65%

Net interest margin	3.06%	3.20%	3.14%	3.06%

Net interest margin-quarter ended 09/30/2008	3.06%
Net interest margin-quarter ended 06/30/2008	3.13%
Net interest margin-quarter ended 03/31/2008	3.20%
Net interest margin-quarter ended 12/31/2007	3.23%

	As of
	September 30,		June 30,		March 31,		December 31,		September 30,
	2008		2008		2008		2007		2007
Shares outstanding at end of period	6,054,391	(1)	6,065,625	(2)	6,078,444	(3)	6,076,370	(4)	6,109,633	(5)
Book value per share	$9.50		$12.46		$13.83		$14.29		$14.67
Tangible book value per share	$8.97		$11.91		$13.27		$13.77		$14.15

(1)	Shares outstanding represent 6,399,390 shares issued (including 48,587 unvested restricted shares granted under the MRP), less 339,341 unallocated shares under the ESOP.
(2)	Shares outstanding represent 6,421,940 shares issued (including 63,423 unvested restricted shares granted under the MRP), less 356,315 unallocated shares under the ESOP.
(3)	Shares outstanding represent 6,451,733 shares issued (including 80,328 unvested restricted shares granted under the MRP), less 373,289 unallocated shares under the ESOP.
(4)	Shares outstanding represent 6,466,633 shares issued (including 98,725 unvested restricted shares granted under the MRP), less 390,263 unallocated shares under the ESOP.
(5)	Shares outstanding represent 6,516,870 shares issued (including 115,108 unvested restricted shares granted under the MRP), less 407,237 unallocated shares under the ESOP.